Impact of Change in Accounting Policies	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Impact of Change in Accounting Policies	Impact of change in accounting policies
Measurement of Credit Losses on Financial Instruments
In June 2016, the FASB issued ASU 2016-13 'Measurement of Credit Losses on Financial Instruments (Topic 326)', which significantly changes the way entities recognize impairment of many financial assets by requiring immediate recognition of estimated credit losses expected to occur over their remaining life. The update provides guidance on the measurement of credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. The amendment replaces the previous incurred loss impairment approach with a methodology to reflect expected credit losses and requires consideration of a broader range of reasonable and supportable information to explain credit loss estimates. The updated guidance was applied on a modified retrospective approach and was effective for the Group for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company applied the requirements of the new standard from January 1, 2020 and no adjustment was required to opening retained earnings as of that date.
The Company's estimate of expected credit losses considers historical credit loss information that is adjusted, where necessary, for current conditions and reasonable and supportable forecasts. Historical credit loss experience provides the basis for the estimation of expected credit losses. The Company's receivables and unbilled services are predominantly due from large and mid-tier pharmaceutical and biotechnology companies that share similar risk characteristics. The Company monitors their portfolio of receivables and unbilled services for any deterioration in current or expected credit quality (for example, expected delinquency level), and adjusts the allowance for credit losses as required.
Changes in the allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in the Consolidated Statement of Operations. Losses are charged against the allowance when management believes the uncollectibility of a previously provisioned amount is confirmed.

Leases
    The new leasing standard (ASU No. 2016-02 'Leases') was issued in February 2016. ASC 842 'Leases' (ASC 842) supersedes the requirements in ASC 840 'Leases' (ASC 840) and requires that lessees recognize rights and obligations from virtually all leases (other than leases that meet the definition of a short-term lease) on their Balance Sheets as right-of-use assets with corresponding lease liabilities. The ASU also provides additional guidance on how to classify leases and how to determine the lease term for accounting purposes. In July 2018, the FASB issued ASU No. 2018-11 'Leases (Topic 842): Targeted Improvements', which provides the option to adopt the standard retrospectively for each prior period presented, as initially set out in ASU No. 2016-02, or as of the adoption date with a cumulative-effect adjustment to the opening balance of retained earnings.

ASC 842 became effective for ICON plc with effect from January 1, 2019. ICON adopted the new standard as of January 1, 2019 under the cumulative effect adjustment approach. Under this transition method, the new standard is applied from January 1, 2019 without restatement of comparative period amounts. Results for the year ended December 31, 2018 are therefore presented under the previous leasing accounting principles, ASC 840. Operating lease liabilities and right-of-use assets have been recorded on the Consolidated Balance Sheets as at January 1, 2019 of $106.5 million.
    There is no impact of adopting ASC 842 on opening retained earnings at January 1, 2019.